UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    December 17, 1998




                               HOWELL CORPORATION
             (Exact name of registrant as specified in its charter)



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       Delaware                 1-8704              74-1223027
(State or other jurisdiction  (Commission        (I.R.S. Employer
   of incorporation)         File Number)       Identification No.)
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      1111 Fannin, Suite 1500, Houston, Texas             77002
      (Address of principal executive offices)         (Zip code)




Registrant's telephone number, including area code: (713)658-4000


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Item 5.    Other Events.
           ------------

      On December 17, 1998, Howell Corporation ("Howell") issued the press release filed herewith.


Item 7.    Financial Statements and Exhibits.
           ----------------------------------

      (c)  Exhibits.
           ---------
           The following materials are filed as exhibits to this Current Report on Form 8-K.

      Exhibit
      Number              Description

       99.1               Press release of Howell Corporation dated December 17,
                          1998.

                                S I G N A T U R E

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HOWELL CORPORATION



Dated: December 29, 1998            By:

                                    Robert T. Moffett
                                    Vice President, General Counsel
                                    and Secretary

                                  EXHIBIT INDEX

Exhibit
Number               Description

  99.1               Press  release of Howell  Corporation  dated  December  17,
                     1998.